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                  PROSPECTUS SUPPLEMENT DATED DECEMBER 15, 2003

                                       TO

                    THE HARTFORD MUTUAL FUNDS PROSPECTUS FOR
         CLASS L, CLASS M, CLASS N, CLASS H, CLASS Z AND CLASS E SHARES,
                               DATED MARCH 1, 2003

THE HARTFORD VALUE OPPORTUNITIES FUND

The information immediately following Value Opportunities Fund under the heading of "Management of the Funds" is deleted and the following is inserted:

      "The fund has been managed since its inception by Wellington Management using a team specializing in all-cap value investing."

TRANSACTION POLICIES

The heading entitled "Right to Reject Purchase Orders/Market Timing" is deleted in its entirety and the following is inserted:

      "RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS"

The first sentence under the heading "Right to Reject Purchase Orders/Market Timing" is deleted in its entirety and the following is inserted:

      "The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Because excessive account transactions can disrupt the management of the funds, negatively affect the funds' performance and increase transaction costs for all shareholders, the funds limit account activity as follows:"

The following paragraph is added to the end of the section under the heading "Right to Reject Purchase Orders/Market Timing":

      "Some investors purchase or sell shares of the funds through financial intermediaries and omnibus accounts that aggregate the orders of several investors and forward the aggregate orders to the funds. Because the funds receive aggregate purchase and sales orders from the financial intermediaries and omnibus accounts, the funds cannot always know or reasonably detect excessive trading by investors that enter orders through these intermediaries or omnibus accounts."